Exhibit 99.1

October 17, 2016

Liberty Interactive Corporation Announces Redemption Date for Split-Off of Liberty Expedia Holdings

ENGLEWOOD, Colo.--(BUSINESS WIRE)-- Liberty Interactive Corporation (Nasdaq: QVCA, QVCB, LVNTA, LVNTB) (“Liberty Interactive”) announced today that it intends to complete the proposed split-off (the “Split-Off”) of Liberty Expedia Holdings, Inc. (“Liberty Expedia”) through the redemption of shares of its Liberty Ventures common stock in exchange for shares of Liberty Expedia at 5:00 p.m., New York City time, on Friday, November 4, 2016 (such date and time, the “Redemption Date”), subject to the satisfaction or waiver (as applicable) of the conditions to the Split-Off (including, but not limited to, the receipt of stockholder approval). Following the completion of the Split-Off, Liberty Expedia would hold Liberty Interactive’s 15.8% ownership interest and 52.4% voting interest in Expedia, Inc. (as of June 30, 2016), Liberty Interactive’s wholly owned subsidiary Bodybuilding.com, LLC, anticipated corporate level cash and cash equivalents of $50 million and $350 million in indebtedness.

On the Redemption Date, Liberty Interactive will redeem (i) 0.4 of each outstanding share of its Series A Liberty Ventures common stock for 0.4 of a share of Liberty Expedia’s Series A common stock and (ii) 0.4 of each outstanding share of its Series B Liberty Ventures common stock for 0.4 of a share of Liberty Expedia’s Series B common stock. Cash will be paid in lieu of any fractional shares (after taking into account all of the shares of Liberty Ventures common stock and Liberty Expedia common stock owned by each holder of record thereof, as applicable). For instructions as to how to surrender shares of Liberty Ventures common stock for redemption in the Split-Off, please see “Information Regarding the Surrender and Redemption of Liberty Ventures Shares in the Split-Off” below.

The Split-Off is described in more detail in Liberty Interactive’s proxy statement (the “Proxy Statement”), dated September 30, 2016, for its special meeting of stockholders to be held on November 1, 2016 (the “Special Meeting”). The Proxy Statement was mailed to holders of record of Liberty Interactive’s Liberty Ventures common stock as of 5:00 p.m., New York City time, on September 28, 2016, which was the record date for the Special Meeting. You may access the Proxy Statement on the investor relations page of Liberty Interactive’s website (www.libertyinteractive.com), or you may contact D.F. King & Co., Inc. at (212) 269-5550 (brokers and banks) or (800) 820-2415 (toll free) to receive a copy of the Proxy Statement.

Additional information relating to the Split-Off, including any applicable information regarding the trading of Liberty Ventures common stock and Liberty Expedia common stock, will be announced once available.

This press release includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the completion of the proposed Split-Off. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, Liberty Interactive’s ability to satisfy the conditions to the proposed Split-Off. These forward-looking statements speak only as of the date of this press release, and Liberty Interactive expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty Interactive’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Liberty Interactive, including the most recent Forms 10-K and 10-Q, for additional information about Liberty Interactive and about the risks and uncertainties related to Liberty Interactive’s business which may affect the statements made in this press release.

About Liberty Interactive Corporation

Liberty Interactive Corporation operates and owns interests in a broad range of digital commerce businesses. Those businesses are currently attributed to two tracking stock groups: the QVC Group and the Liberty Ventures Group. The businesses and assets attributed to the QVC Group (Nasdaq: QVCA, QVCB) consist of Liberty Interactive Corporation’s subsidiaries, QVC, Inc. and zulily, llc, and its interest in HSN, Inc., and the businesses and assets attributed to the Liberty Ventures Group (Nasdaq: LVNTA, LVNTB) consist of all of Liberty Interactive Corporation’s businesses and assets other than those attributed to the QVC Group, including its interests in Expedia, Liberty Broadband Corporation and FTD, its subsidiaries Bodybuilding.com and Evite, and minority interests in Interval Leisure Group, Time Warner, Lending Tree and Charter.

Information Regarding the Surrender and Redemption of Liberty Ventures Shares in the Split-Off

Holders of certificated shares of Liberty Interactive’s Liberty Ventures common stock will receive a letter of transmittal from Computershare Trust Company, N.A., the exchange agent, with instructions on how to surrender the portion of such holder’s shares that are subject to redemption for shares of the corresponding series of Liberty Expedia’s common stock. A holder must surrender its stock certificates, together with a completed and duly executed letter of transmittal (and any other documentation required thereby) to Computershare as instructed in the letter of transmittal in order to receive their Liberty Expedia shares. A holder that properly surrenders its certificates will receive (i) shares of Liberty Expedia common stock in book-entry form and (ii) shares of Liberty Ventures common stock in book-entry form representing the portion of such holder’s Liberty Ventures shares that were not redeemed in the Split-Off.  Holders are asked not to send their stock certificates to Computershare until they have received a letter of transmittal, and are asked not to send their stock certificates to Computershare without a duly executed letter of transmittal.

Holders of shares of Liberty Interactive’s Liberty Ventures common stock in book-entry form will not need to take any action to receive shares of Liberty Expedia’s common stock in the Split-Off.  Rather, a holder’s account will be debited and promptly thereafter credited with the applicable shares deliverable to such holder in connection with the Split-Off.  No letter of transmittal will be delivered for shares of Liberty Interactive’s Liberty Ventures common stock held in book-entry form.

Additional Information

Nothing in this communication shall constitute a solicitation to buy or an offer to sell shares of Liberty Expedia or any of Liberty Interactive’s tracking stocks. The offer and sale of shares in the proposed Split-Off will only be made pursuant to Liberty Expedia’s effective registration statement. Liberty Interactive stockholders and other investors are urged to read the registration statement and the joint proxy statement/prospectus regarding the transaction filed with the SEC and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information about the proposed Split-Off. Copies of these SEC filings are available free of charge at the SEC’s website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein are also available, without charge, by directing a request to Liberty Interactive Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone: (720) 875-5420.

Participants in a Solicitation

The directors and executive officers of Liberty Interactive and other persons may be deemed to be participants in the solicitation of proxies in respect of proposals to approve the proposed Split-Off. Information regarding the directors and executive officers of Liberty Interactive is available in its definitive proxy statement, which was filed with the SEC on July 8, 2016, and certain of its Current Reports on Form 8-K. For other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, see the joint proxy statement/prospectus relating to the proposed Split-Off, which forms a part of the registration statement, filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

Liberty Interactive Corporation
Courtnee Chun, 720-875-5420

Source: Liberty Interactive Corporation